UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3406 SW 26th Terrace, Suite C-1
 Fort Lauderdale, Florida, United States 33132
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 22, 2024, Flora Growth Corp. (the "Company") completed the first closing (the "First Closing") of the previously disclosed acquisition of TruHC Pharma GmbH in exchange for a total of 2,770,562 common shares of the Company valued at an aggregate of $6.4 million based on the closing price of the Company's common shares on March 28, 2024 of $2.31 per share pursuant to the Stock Purchase Agreement (the "Purchase Agreement") by and between the Company and TruHC Holding GmbH (the "Seller"). In connection with the First Closing, the Company issued a total of 2,135,199 of its common shares at the direction of the Seller pursuant to the terms of the Purchase Agreement as follows: (i) 940,145 common shares to Ronald D. Schmeichel registered in the name of RDS Private Capital II, LP, (ii) 570,156 common shares to James G. Eaton registered in the name of 2464344 Ontario Inc. and (iii) 624,898 common shares to Donald Schmeichel registered in the name of SRT Private Capital Inc. The aggregate number of common shares issued in the First Closing was equal to 19.99% of the Company's issued and outstanding common shares prior to the signing the Purchase Agreement.

Upon the second closing (the "Second Closing"), the Company will issue 635,363 of its common shares registered in the name of the Seller, or as the Seller may direct, after receiving shareholder approval for such issuance in accordance with the rules of the Nasdaq Stock Market at its next special or annual general meeting of shareholders. Under the Purchase Agreement, the Company is required to take all necessary steps and make commercial best efforts to convene a shareholder meeting as soon as reasonably practicable to approve the Second Closing and to recommend the approval of the Second Closing to the Company's shareholders.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: April 23, 2024	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer